Exhibit 10.3

PLAIN ENGLISH LIMITED RECOURSE CONTINUING GUARANTY

This is a PLAIN ENGLISH LIMITED RECOURSE CONTINUING GUARANTY (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement” or this “Guaranty”), dated as October 20, 2011, made by GEVO DEVELOPMENT, LLC., a Delaware limited liability company, in favor of TRIPLEPOINT CAPITAL LLC, a Delaware limited liability company.

The words “We,” “Us,” or “Our” refer to TriplePoint Capital LLC. The words “You” or “Your” refer to GEVO DEVELOPMENT, LLC, not to any individual or natural Person. The words “the Parties” refer to both TriplePoint Capital LLC and GEVO DEVELOPMENT LLC.

RECITALS

A. We have entered into an Amended and Restated Plain English Growth Capital Loan and Security Agreement with AGRI-ENERGY, LLC, a Minnesota limited liability company, (“Borrower”) and the other borrowers party thereto from time to time, dated October 20, 2011 (including all annexes, exhibits and schedules thereto, and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which We have agreed to extend certain financial accommodations to or for the benefit of Borrower.

B. You and Borrower are engaged in an interrelated business enterprise with an identity of interests and have a direct or indirect organizational or business relationship with each other, such that the financing provided under the Loan Agreement will directly and indirectly benefit You.

C. It is a condition precedent to Our continuing to make any loans or provide any other financial accommodations to Borrower under the Loan Agreement that You execute and deliver to Us a guaranty agreement in substantially the form hereof.

D. You have advised Us that You desire unconditionally guarantee Borrower’s obligations to Us, as set forth in this Agreement.

We are willing to continue to extend the financial accommodations as provided in the Loan Agreement, but only upon the condition, among others, that You execute and deliver this Guaranty. You desire to unconditionally guaranty Borrower’s obligations to Us, as set forth in this Guaranty. To secure Your obligations under this Guaranty, You have executed with Us an Amended and Restated Limited Recourse Membership Interest Pledge Agreement, dated as of the date hereof (including all annexes, exhibits and schedules thereto, and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties agree as follows:

1. Defined Terms; Certain Matters of Construction. All capitalized terms used herein without definitions shall have the respective meanings provided in the Loan Agreement. All terms not defined in the Loan Agreement that are defined in the UCC and used herein shall have the meanings provided in the UCC. Notwithstanding the foregoing, however, references to “You” and “Your” in terms that are defined in the Loan Agreement, shall mean and refer to You when such defined terms are used in this Guaranty. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash or immediately available funds of all of the Secured Obligations (other than contingent indemnifications). Matters of construction established in the Loan Agreement shall be applied in this Guaranty as established in the Loan Agreement. In addition, the following shall have (unless otherwise provided elsewhere in this Guaranty) the following respective meanings:

1.1 The term “Borrower Collateral” as used herein, means “Collateral” as that term is defined in the Loan Agreement .

PLAIN ENGLISH LIMITED RECOURSE

CONTINUING GUARANTY

(GEVO DEVELOPMENT)

1.2 The term “Loan Documents” as used herein, shall have the meaning ascribed thereto in the Loan Agreement.

1.3 The term “Pledged Collateral” as used herein, means “Pledged Collateral” as that term is defined in the Pledge Agreement.

1.4 The term “Secured Obligations” as used herein, means the “Secured Obligations” as that term is defined in the Loan Agreement.

1.5 The term “Termination Date” means the date on which the Secured Obligations (other than contingent indemnification Secured Obligations) have been paid in full in cash and We have no further commitment to provide Advances under the Loan Agreement.

2. The Guaranty.

2.1 Guaranty of Guaranteed Obligations. You unconditionally guarantee to Us, and each of Our successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations of Borrower (such Secured Obligations of Borrower referred to as the “Guaranteed Obligations”). Notwithstanding any provision herein contained to the contrary, Your liability under this Guaranty shall be limited to an amount not to exceed the amount that could be claimed by Us without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, any right of contribution or indemnification that You may have. You agree that this Guaranty is a guaranty of payment and performance and not of collection, and that Your obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and, to the fullest extent permitted by applicable law, unaffected by, until the Termination Date:

(a) the genuineness, validity, regularity, enforceability or any future amendment of or change in this Guaranty, any other Loan Document or any other agreement, document or Instrument to which either You or Borrower is or may become a party;

(b) the absence of any action to enforce this Guaranty or any other Loan Document or the waiver or consent by Us with respect to any of the provisions thereof;

(c) the existence, value or condition of, or the failure to perfect Our Lien against, any Collateral for the Secured Obligations or any action, or the absence of any action, by Us in respect thereof (including the release of any such Collateral);

(d) Your or Borrower’s insolvency; or

(e) any other action or circumstance that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor until the Secured Obligations (other than unasserted contingent indemnification Secured Obligations) are paid in full in Cash;

it being agreed by You that Your obligations under this Guaranty shall not be discharged until the Termination Date. You shall be regarded, and shall be in the same position, as a principal obligor with respect to the Guaranteed Obligations. You expressly waive any right that You may now or in the future have to require Us to, and We shall have no liability to, first pursue or enforce against Borrower, the Borrower Collateral or any of the other properties or assets of Borrower, the Borrower Collateral, the Collateral, or any other security, guaranty, or pledge that may now or hereafter be held by Us for the Secured Obligations or for the Guaranteed Obligations, or to apply such security, guaranty, or pledge to the Secured Obligations or to the Guaranteed Obligations, or to pursue any other remedy in Our power that You may or may not be able to pursue Yourself and that may lighten Your burden, before proceeding against the Pledged Collateral. You agree that any notice or directive given at any time to Us that is inconsistent with the waiver in the immediately preceding sentence shall be null and void and may be ignored by Us, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless We have specifically agreed otherwise in writing. Each of the Parties acknowledges and agrees that the foregoing waivers are of the essence of the transaction contemplated by the Loan Documents and that, but for this Guaranty and such waivers, We would decline to enter into the Loan Agreement and the other Loan Documents.

PLAIN ENGLISH LIMITED RECOURSE

CONTINUING GUARANTY

(GEVO DEVELOPMENT)

2.2 Demand by Us. In addition to the terms of this Guaranty set forth in Section 2.1, and in no manner imposing any limitation on such terms, it is expressly understood and agreed by You that to the extent that, at any time, any of the Guaranteed Obligations become immediately due and payable, then the Guaranteed Obligations shall be immediately due and payable by You to Us without declaration, notice or demand. Your payments shall be made to Us in immediately available funds in lawful currency of the United States of America to an account designated by Us or at the address set forth herein for the giving of notice to Us or at any other address that may be specified in writing from time to time by Us, and shall be credited and applied to the Guaranteed Obligations.

2.3 Enforcement of Guaranty. We shall have no obligation to proceed against Borrower or any Collateral (although We may, at Our option, so proceed) before seeking satisfaction from You, and We may proceed, prior or subsequent to, or simultaneously with, the enforcement of Our rights hereunder, to exercise any right or remedy that We may have against any Collateral as a result of any Lien We may have as security for all or any portion of the Secured Obligations. A separate action or actions may be brought and prosecuted against You whether or not an action is brought against Borrower or Borrower is joined in any such action or actions.

2.4 Waiver. In addition to any other waivers contained herein, to the fullest extent permitted by applicable law, You waive, and agree that You shall not at any time insist upon, plead or in any other manner claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, that may delay, prevent or otherwise affect the performance by You of Your obligations under, or the enforcement by Us of, this Guaranty. You waive diligence, presentment and demand (whether for non payment or protest or of acceptance, maturity, extension of time, change in nature or form of the Secured Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Secured Obligations, notice of adverse change in Borrower’s financial condition or any other fact that might increase the risk to You) with respect to any of the Secured Obligations or all other demands whatsoever and waive the benefit of all provisions of law that are or might be in conflict with the terms of this Guaranty. You represent, warrant and agree that, as of the date of this Guaranty, Your obligations under this Guaranty or the other Loan Documents to which You are a party, are not subject to any setoffs or defenses against Us or any other Person of any kind. You further agree that Your obligations under this Guaranty and the other Loan Documents to which You are a party, shall not be subject to any counterclaims, setoffs or defenses against Us or Borrower of any kind that may arise in the future other than the defense that such Secured Obligations (other than unasserted contingent indemnification Secured Obligations) are paid in full in Cash.

2.5 Benefit of Guaranty. The provisions of this Guaranty are for the benefit of Us and Our successors, transferees, endorsees and permitted assigns, and nothing herein contained shall impair, as between You or Borrower, on the one hand, and Us, on the other hand, the Guaranteed Obligations of You or the Secured Obligations of Borrower under the Loan Documents. This Guaranty binds You, and You may not assign, transfer, or endorse this Guaranty except as consented to in writing by Us. In the event all or any part of the Secured Obligations are transferred, indorsed or assigned by Us to any Person or Persons in accordance with the Loan Agreement and the other Loan Documents, any reference to “We,” “Us,” or “Our” herein shall be deemed to refer equally to such Person or Persons.

2.6 Modification of Guaranteed Obligations. To the fullest extent permitted by applicable law, You acknowledge and agree that We may, at any time or from time to time until the Termination Date, with or without the consent of, or notice to, You:

(a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Secured Obligations;

(b) take any action under or in respect of the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, in equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

(c) amend or modify, in any manner whatsoever, any of the Loan Documents;

(d) extend or waive the time for the performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under any of the Loan Documents, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

PLAIN ENGLISH LIMITED RECOURSE

CONTINUING GUARANTY

(GEVO DEVELOPMENT)

(e) take and hold Collateral for the payment of the Secured Obligations guaranteed or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which We have been granted a Lien, to secure any Secured Obligations, in each case as permitted by the Loan Documents;

(f) release any Person who may be liable in any manner for the payment of any amounts owed by You or Borrower to Us;

(g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of You or Borrower are subordinated to Our claims; or

(h) apply any sums paid by any Person and realized in any manner to any amounts owing by You or Borrower to Us in the manner provided in the Loan Agreement;

and You acknowledge and agree that We shall not incur any liability to You as a result of any of the foregoing, and no such action shall, unless expressly provided, impair or release Your Secured Obligations until the Secured Obligations (other than unasserted contingent indemnification Secured Obligations) are paid in full in Cash.

2.7 Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against You or Borrower for liquidation or reorganization, should You or Borrower become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Your or Borrower’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Us, whether as a “voidable preference,” “fraudulent transfer,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations and the terms of this Guaranty shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

2.8 Postponement of Subrogation, Etc. Notwithstanding anything to the contrary in this Guaranty, or in any other Loan Document, You:

(a) expressly and irrevocably postpone, on Your own behalf and on behalf of Your successors and assigns (including any surety), until the Termination Date, any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to indemnification, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, to a holder or transferee against a maker, or to the holder of any claim against any Person and that You may have or hereafter acquire against Borrower in connection with or as a result of Your execution, delivery or performance of this Guaranty, or any other documents to which You are a party or otherwise; and

(b) acknowledge and agree that (i) this postponement is intended to benefit Us and shall not limit or otherwise affect Your liability hereunder or the enforceability of this Guaranty, and (ii) We and Our successors and permitted assigns are intended third party beneficiaries of the postponements and agreements set forth in this Section 2.8.

2.9 Election of Remedies. If We may, under applicable law, proceed to realize benefits under any of the Loan Documents giving Us a Lien upon any Borrower Collateral or Pledged Collateral, either by judicial foreclosure or by nonjudicial sale or enforcement, then We may, at Our sole option, determine which of Our remedies or rights We may pursue without affecting any of such rights and remedies under this Guaranty. If, in the exercise of any of Our rights and remedies, We shall forfeit any of Our rights or remedies, including Our right to enter a deficiency judgment against You or Borrower, whether because of any applicable laws pertaining to “election of remedies” or the like, You, to the fullest extent permitted by applicable law, consent to such action by Us and waive any claim based upon such action, even if such action by Us shall result in a full or partial loss of any rights of subrogation that You might otherwise have had but for such action by Us. Any election of remedies that results in the denial or impairment of Our right to seek a deficiency judgment against You or Borrower shall not impair Your obligation to pay the full amount of the Guaranteed Obligations. In the event We shall bid at any foreclosure or trustee’s sale or at any private sale permitted by law or the Loan Documents, We may bid all or less

PLAIN ENGLISH LIMITED RECOURSE

CONTINUING GUARANTY

(GEVO DEVELOPMENT)

than the amount of the Secured Obligations and the amount of such bid need not be paid by Us but shall be credited against the Guaranteed Obligations. The amount of the successful bid at any such sale shall be conclusively deemed to be the fair market value of the collateral and the difference between such bid amount and the remaining balance of the Guaranteed Obligations shall be conclusively deemed to be the amount of the Guaranteed Obligations guaranteed under this Guaranty.

2.10 Subordination.

(a) You agree that, until the Termination Date, all indebtedness of Borrower to You, including any and all present and future indebtedness regardless of its nature or manner of origination now or hereafter to become due and owing by Borrower to You (collectively, the “Subordinated Indebtedness”), are subordinated and shall be inferior, in all respects, to the Secured Obligations.

(b) In no circumstance shall any Subordinated Indebtedness be entitled to any collateral security; provided, that in the event any such collateral security exists, You agree that any now existing or hereafter arising Lien upon any of the assets of Borrower in favor of You, whether created by contract, assignment, subrogation, reimbursement, indemnity, operation of law, principles of equity or otherwise, shall be junior and inferior to, and is subordinated in priority to any now existing or hereafter arising Liens in favor of Us or in and against the Pledged Collateral, regardless of the time, manner or order of creation, attachment or perfection of the respective Liens.

(c) From and after the occurrence and during the continuation of an Event of Default, You shall not assert, collect, accept payment on or enforce any of the Subordinated Indebtedness or take collateral or other security to secure payment of the Subordinated Indebtedness until the Termination Date. From and after the occurrence and during the continuation of an Event of Default, You shall not demand payment of, accelerate the maturity of, or declare a default or event of default under the Subordinated Indebtedness until the Termination Date. From and after the occurrence and during the continuation of an Event of Default, You shall not cause or permit Borrower to make or give, and You shall not receive or accept, payment in any form (whether direct or indirect, including by transfer to an Affiliate or Subsidiary of Borrower, to You) on account of the Subordinated Indebtedness, make any transfers in respect of the Subordinated Indebtedness without the express prior written consent of Us (which consent may be withheld for any reason in Our sole discretion), or give any collateral security for the Subordinated Indebtedness. You agree that any payment, transfer, or collateral security so made or given by Borrower and received or accepted by You, in violation of this Guaranty, without Our express prior written consent, shall be held in trust by You for Our account, and You shall immediately turn over, in kind, any such payment to Us for application in reduction of, or (in the case of property other than cash) as security for, Your obligations hereunder.

3. Limited Recourse. Anything in this Agreement or any other Loan Document to the contrary notwithstanding, Our recourse to You hereunder and under each other Loan Document with respect to the Secured Obligations and the Guaranteed Obligations shall be limited to the Pledged Collateral. Your obligations hereunder and under the other Loan Documents shall be enforced and enforceable solely against the Pledged Collateral. You shall have no claim or other obligation to Us based on or in respect of any of the Secured Obligations and Guaranteed Obligations except to the extent of the Pledged Collateral and We shall have no recourse against any of Your other assets or properties (other than the Pledged Collateral), whether hereunder or under any other Loan Document.

4. Representations and Warranties. To induce Us to continue to extend the financial accommodations under the Loan Agreement, You make, on the date hereof, the following representations and warranties to Us, each and all of which shall survive the execution and delivery of this Guaranty Agreement.

4.1 Organizational Existence. You have the requisite organizational power and authority to execute, deliver and perform this Guaranty and Your obligations hereunder.

4.2 Enforceable Guaranteed Obligations. This Guaranty has been duly executed and delivered for Your benefit or on Your behalf, and constitutes Your legal, valid and binding obligation, enforceable against You in accordance with its terms. except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws, or by equitable principles relating to the rights of creditors generally.

PLAIN ENGLISH LIMITED RECOURSE

CONTINUING GUARANTY

(GEVO DEVELOPMENT)

5. Further Assurances. You agree, upon Our written request, to execute and deliver to Us, from time to time, any additional Instruments or documents reasonably considered necessary by Us to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

6. Payments Free and Clear of Taxes. All payments required to be made by You hereunder shall be made to Us free and clear of, and without deduction for, any and all present or future taxes (other than Excluded Taxes). You agree that if You shall be required by law to deduct any taxes (other than Excluded Taxes) from or in respect of any sum payable hereunder, (a) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 6) We receive an amount equal to the sum We would have received had no such deductions been made, (b) You shall make such deductions, and (c) You shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. You agree to pay, and to hold Us harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all Indemnified Taxes that may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Guaranty, except for any delays or actions caused by Our gross negligence or willful misconduct.

7. Waivers Under Statutes. To the fullest extent permitted by applicable law, You Make the Following Additional Waivers: YOU WAIVE ALL RIGHTS AND DEFENSES THAT YOU MAY HAVE BECAUSE THE GUARANTEED OBLIGATIONS MAY BECOME SECURED BY REAL PROPERTY. THIS MEANS, AMONG OTHER THINGS, THAT: (a) WE MAY COLLECT FROM YOU WITHOUT FIRST FORECLOSING ON ANY REAL OR PERSONAL PROPERTY COLLATERAL; AND (b) IF WE FORECLOSE ON ANY REAL PROPERTY COLLATERAL: (i) THE AMOUNT OF THE GUARANTEED OBLIGATIONS MAY BE REDUCED ONLY BY THE PRICE FOR WHICH THAT COLLATERAL IS SOLD AT THE FORECLOSURE SALE, EVEN IF THE COLLATERAL IS WORTH MORE THAN THE SALE PRICE; AND (ii) WE MAY COLLECT FROM YOU EVEN IF WE, BY FORECLOSING ON THE REAL PROPERTY COLLATERAL, HAVE DESTROYED ANY RIGHT YOU MAY HAVE TO COLLECT FROM BORROWER. THIS IS AN UNCONDITIONAL AND IRREVOCABLE WAIVER OF ANY RIGHTS AND DEFENSES YOU MAY HAVE BECAUSE BORROWER’S SECURED OBLIGATIONS MAY BECOME SECURED BY REAL PROPERTY. THESE RIGHTS AND DEFENSES INCLUDE, BUT ARE NOT LIMITED TO, ANY RIGHTS OR DEFENSES BASED UPON SECTIONS 580a, 580b, 580d OR 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE (“CCP”). IN ADDITION, YOU WAIVE ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY US, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED YOUR RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE PRINCIPAL BY THE OPERATION OF SECTION 580d OF THE CCP OR OTHERWISE.

8. Additional Waivers.

8.1 To the fullest extent permitted by applicable law, until the Termination Date, You waive any and all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to You by reason of California Civil Code Sections 2787 to 2855, inclusive, Sections 2899 and 3433, or other statutory or decisional law. This means, among other things, that to the fullest extent permitted by applicable law:

(a) You waive and will be unable to raise any defense based upon any statute or rule of law that provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal;

(b) You waive and will be unable to raise any defense based upon any statute or rule of law that provides that a creditor may be required to pursue the principal obligor or the security for the principal obligation before seeking enforcement against a surety or security pledged by the surety;

(c) You waive and will be unable to raise any defense based upon any statute or rule of law that provides that a surety’s obligations may be limited or exonerated by reason of the creditor’s alteration of the principal obligation or of another surety, or by reason of the impairment or suspension of the creditor’s rights or remedies against the principal, another surety, or any security given for the principal obligation or given for other sureties;

PLAIN ENGLISH LIMITED RECOURSE

CONTINUING GUARANTY

(GEVO DEVELOPMENT)

(d) You waive and will be unable to claim any right to participate in, or the benefit of, any security given for the principal obligation now or hereafter held by Us; and

(e) subject to Section 2.8, You waive and will be unable to claim any right of subrogation and any right to enforce any remedy that We may have against Borrower.

8.2 You waive any defense based upon any lack of authority of the officers, directors, managers, partners or agents acting or purporting to act on behalf of Borrower or any principal of Borrower or any legal disability or defect in the formation of Borrower.

8.3 You waive any defense based upon the application by Borrower of the proceeds of any loan provided under the Loan Agreement for purposes other than the purposes represented by Borrower to Us or intended or understood by Us or You.

8.4 You waive the benefit of any statute of limitations affecting Your liability hereunder or the enforcement hereof, and You further agree that any act or event that tolls any statute of limitations applicable to the Secured Obligations of Borrower shall similarly operate to toll the statute of limitations applicable to Your liability hereunder.

9. Other Terms.

9.1 Entire Agreement. This Guaranty, together with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a guaranty of the loans and advances under the Loan Documents or the Guaranteed Obligations.

9.2 Headings. The headings in this Guaranty are for convenience of reference only and are not part of the substance of this Guaranty.

9.3 Severability. Whenever possible, each provision of this Guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

9.4 Notices. Any notice, request or other communication to any of the Parties by any other, in respect of this Guaranty, the Pledge Agreement or any other Loan Document, will be given in writing and deemed received upon the earliest of (a) actual receipt, (b) three days after mailing if mailed postage prepaid by regular or airmail to Us or You, at the addresses set out below, or (c) one day after it is sent by courier or overnight delivery:

You:

Gevo Development, LLC

c/o Gevo, Inc.

345 Inverness Drive South

Building C, Suite 310

Englewood, CO 80112

Attention: General Counsel

with a copy to:

Paul Hastings LLP

4747 Executive Drive, 12th Floor

San Diego, California 92121

Attention: Deyan P. Spiridonov, Esq.

Us:	TriplePoint Capital LLC 2755 Sand Hill Road, Suite 150 Menlo Park, CA 94025 Telephone:(650) 854-2090 Facsimile: (650) 854-1850 Attention: Sajal Srivastava, COO Email: legal@triplepointcapital.com

PLAIN ENGLISH LIMITED RECOURSE

CONTINUING GUARANTY

(GEVO DEVELOPMENT)

We may change Our address for notices by notice to You, and You may change Your address for notices by giving notice to Us, in each case given in accordance with this Section 9.4.

9.5 Successors and Assigns. You agree that this Guaranty and all Your obligations hereunder shall be binding upon Your successors and assigns (including a trustee or debtor-in-possession on Your behalf) and shall, together with Our rights and remedies hereunder, inure to Our benefit, all future permitted holders of any Instrument evidencing any of the Secured Obligations and their respective successors and assigns permitted under the Loan Agreement. Except as otherwise permitted under the Loan Agreement and the other Loan Documents, no sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or Instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner materially affect Our rights hereunder. You may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Guaranty.

9.6 No Waiver; Cumulative Remedies; Amendments. We shall not by any act, delay, omission or otherwise be deemed to have waived any of Our rights or remedies hereunder, and no waiver shall be valid unless in a writing signed by Us and then only to the extent therein set forth. A waiver by Us of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that We would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on Our part any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Guaranty may be waived, altered, modified, supplemented or amended except by an instrument in writing duly executed by Us and You.

9.7 Termination. This Guaranty is a continuing guaranty and shall remain in full force and effect until the Termination Date, and on such date, shall automatically terminate. On the Termination Date, We shall execute and deliver to You such documents and instruments as You may reasonably request to evidence such termination.

9.8 Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall collectively and separately constitute one and the same agreement. This Guaranty may be executed and delivered by facsimile or transmitted electronically in either Tagged Image Format Files (“TIFF”) or Portable Document Format (“PDF”) and, upon such delivery, the facsimile, TIFF or PDF signature, as applicable, will be deemed to have the same effect as if the original signature had been delivered to the other party.

9.9 Consent To Jurisdiction And Venue. All judicial proceedings arising in or under or related to this Guaranty, the Pledge Agreement or any of the other Loan Documents may be brought in any state or federal court of competent jurisdiction located in the State of California. By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to personal jurisdiction in San Mateo County, State of California; (b) waives any objection as to jurisdiction or venue in San Mateo County, State of California; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Guaranty, the Pledge Agreement or the other Loan Documents. Service of process on any party hereto in any action arising out of or relating to this Guaranty shall be effective if given in accordance with the requirements for notice set forth in this Section, and shall be deemed effective and received as set forth therein. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any party to bring proceedings in the courts of any other jurisdiction.

PLAIN ENGLISH LIMITED RECOURSE

CONTINUING GUARANTY

(GEVO DEVELOPMENT)

9.10 Mutual Waiver Of Jury Trial; Judicial Reference. Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and the Parties wish applicable state and federal laws to apply (rather than arbitration rules), the Parties desire that their disputes be resolved by a judge applying such applicable laws. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES SPECIFICALLY WAIVES ANY RIGHT THEY MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY YOU AGAINST US OR OUR ASSIGNEE OR BY US OR OUR ASSIGNEE AGAINST YOU. IN THE EVENT THAT THE FOREGOING JURY TRIAL WAIVER IS NOT ENFORCEABLE, ALL CLAIMS, INCLUDING ANY AND ALL QUESTIONS OF LAW OR FACT RELATING THERETO, SHALL, AT THE WRITTEN REQUEST OF ANY PARTY, BE DETERMINED BY JUDICIAL REFERENCE PURSUANT TO THE CALIFORNIA CODE OF CIVIL PROCEDURE (“REFERENCE”). THE PARTIES SHALL SELECT A SINGLE NEUTRAL REFEREE, WHO SHALL BE A RETIRED STATE OR FEDERAL JUDGE. IN THE EVENT THAT THE PARTIES CANNOT AGREE UPON A REFEREE, THE REFEREE SHALL BE APPOINTED BY THE COURT. THE REFEREE SHALL REPORT A STATEMENT OF DECISION TO THE COURT. NOTHING IN THIS SECTION SHALL LIMIT THE RIGHT OF ANY PARTY AT ANY TIME TO EXERCISE LAWFUL SELF-HELP REMEDIES, FORECLOSE AGAINST COLLATERAL OR OBTAIN PROVISIONAL REMEDIES. THE PARTIES SHALL BEAR THE FEES AND EXPENSES OF THE REFEREE EQUALLY UNLESS THE REFEREE ORDERS OTHERWISE. THE REFEREE SHALL ALSO DETERMINE ALL ISSUES RELATING TO THE APPLICABILITY, INTERPRETATION, AND ENFORCEABILITY OF THIS SECTION. THE PARTIES ACKNOWLEDGE THAT THE CLAIMS WILL NOT BE ADJUDICATED BY A JURY. THIS WAIVER EXTENDS TO ALL SUCH CLAIMS, INCLUDING CLAIMS THAT INVOLVE PERSONS OTHER THAN ANY OF YOU AND US; CLAIMS THAT ARISE OUT OF OR ARE IN ANY WAY CONNECTED TO THE RELATIONSHIP BETWEEN YOU AND US; AND ANY CLAIMS FOR DAMAGES, BREACH OF CONTRACT, SPECIFIC PERFORMANCE, OR ANY EQUITABLE OR LEGAL RELIEF OF ANY KIND, ARISING OUT OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT.

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CONTINUING GUARANTY

(GEVO DEVELOPMENT)

IN WITNESS WHEREOF, the Parties have executed and delivered this Guaranty as of the date first above written.

“You”

GEVO DEVELOPMENT, LLC.

By:	/s/ Patrick Gruber
Name:	Patrick Gruber
Title:	Executive Chairman

“We”

TRIPLEPOINT CAPITAL LLC

By:	/s/ Sajal Srivastava
Name:	Sajal Srivastava
Title:	Chief Operating Officer

PLAIN ENGLISH LIMITED RECOURSE

CONTINUING GUARANTY

(GEVO DEVELOPMENT)